Registrar Corp
144 Research Drive, Hampton, Virginia 23666 USA
Phone: +1-757-224-0177 * Fax: +1-757-224-0179 * Email: info@registrarcorp.com * Website: www.registrarcorp.com

December 20, 2022

Progressive Doctors, LLC.
1642 N Coral Bells Dr
Tucson, AZ 85745-5217
United States

Re: Labeler Code Assignment Certification

Good Day,

We attach the Certificate of Labeler Code Assignment issued by Registrar Corp verifying that your firm's electronic labeler request has been completed with the U.S. FDA.

Registrar Corp also will send you a color copy of your Certificate of Labeler Code Assignment by email. You may wish to use this electronic version to forward copies of your company's Certificate of Labeler Code Assignment to your customers and suppliers so they are aware that your company has complied with the U.S. registration and listing requirements for your drug establishment. Please note, however, that pursuant to 21 CFR § 207.77(a), "Registration of an establishment or listing of a drug does not denote approval of the establishment, the drug, or other drugs of the establishment, nor does it mean that a product may be legally marketed. Any representation that creates an impression of official approval or that a drug is approved or is legally marketable because of registration or listing is misleading and constitutes misbranding." This means the certificate does not denote endorsement or approval by the U.S. FDA, and it should not be used to suggest such an inference.

Please contact us if you have any questions or need additional help with FDA compliance.

Sincerely,

David Lennarz
President

Registrar Corp is a private registration agent not affiliated with the U.S. Food and Drug Administration.



FY2023

CERTIFICATE OF LABELER CODE ASSIGNMENT

This certifies that:

Progressive Doctors, LLC.
1642 N Coral Bells Dr
Tucson, AZ 85745-5217
United States

has electronically requested and received an NDC Labeler Code from the U.S. Food and Drug Administration pursuant to part 207 of Title 21, US Code of Federal Regulations, such code having been verified as currently effective on the date hereof by Registrar Corp.

DUNS® Number:	**623841355**
Labeler Code:	**57554**

Registrar Corp will confirm that such assignment remains effective upon request and presentation of this certificate until the expiration of one year from the date hereof, unless terminated after issuance of this certificate. Registrar Corp makes no other representations or warranties, nor does this certificate make any representations or warranties to any person or entity other than the named certificate holder, for whose sole benefit it is issued. Registrar Corp assumes no liability to any person or entity in connection with the foregoing. Registration of a drug establishment or drug wholesaler, or assignment of a registration number, or assignment of a NDC labeler code does not in any way denote approval of the firm or its products by the U.S. Food and Drug Administration. Any representation that creates an impression of official approval because of registration or possession of registration number or NDC number is misleading and constitutes misbranding. The U.S. Food and Drug Administration does not issue a certificate of labeler assignment, nor does the U.S. Food and Drug Administration recognize a certificate of labeler code assignment. Registrar Corp is not affiliated with the U.S. Food and Drug Administration.

Registrar Corp
144 Research Drive, Hampton, Virginia, 23666, USA
Telephone: +1-757-224-0177 • Fax: +1-757-224-0179
info@registrarcorp.com • www.registrarcorp.com

David Lennarz
Executive Director
Registrar Corp
Dated: December 20, 2022

Registrar Corp
144 Research Drive, Hampton, Virginia 23666 USA
Phone: +1-757-224-0177 * Fax: +1-757-224-0179 * Email: info@registrarcorp.com * Website: www.registrarcorp.com

December 20, 2022

Progressive Doctors, LLC.
1642 N Coral Bells Dr
Tucson, AZ 85745-5217
United States

Re: 2023 Electronic Drug Listing Certificates

Good Day:

We are pleased to provide the attached Certificates of Electronic Drug Listing issued by Registrar Corp. Your drug listings are now active with the U.S. FDA. Your firm's drug identified by the Certificates has been listed with the U.S. FDA in compliance with Title 21 of the United States Code of Federal Regulations (CFR). If there are any errors in the listing information on the Certificates, please notify us in writing, preferably by fax so that we may correct any problems for you.

Registrar Corp also will send you a color copy of your Certificates of Electronic Drug Listing by email. You may wish to use this electronic version to forward copies of your company's Certificate of Electronic Drug Listing to your customers and suppliers so they are aware that your company has complied with the U.S. registration and listing requirements for this drug product. Please note, however, that pursuant to 21 CFR § 207.77(a), "Registration of an establishment or listing of a drug does not denote approval of the establishment, the drug, or other drugs of the establishment, nor does it mean that a product may be legally marketed. Any representation that creates an impression of official approval or that a drug is approved or is legally marketable because of registration or listing is misleading and constitutes misbranding." This means the Certificate does not denote endorsement or approval by the U.S. FDA, and it should not be used to suggest such an inference.

Per 21 CFR § 201.2, "The National Drug Code (NDC) number is requested but not required to appear on all drug labels and in all drug labeling, including the label of any prescription drug container furnished to a consumer." Please also note, that if you revise your labeling, an updated listing must be submitted. If your company wishes to introduce another drug product into U.S. commerce, a separate listing will be required for that new drug. Registrar Corp will be pleased to update your listing or help with additional drug listings.

As your Registrant Contact, Registrar Corp will continue to serve as a communications link between the U.S. FDA and your company for your electronic submissions. If we receive any correspondence from the U.S. FDA for your company regarding your electronic submissions, we will notify you by fax, email, or phone. In addition, we will be pleased to complete electronic submissions for any drug products not already listed with the U.S. FDA which you may introduce to market.

Please contact us if you have any additional questions or need additional help with FDA compliance.

Sincerely,

David Lennarz
President



2023

CERTIFICATE OF ELECTRONIC DRUG LISTING

This certifies that:

Progressive Doctors, LLC.
1642 N Coral Bells Dr
Tucson, AZ 85745-5217
United States

has listed the referenced drug product with the U.S. Food and Drug Administration pursuant to part 207 of Title 21, US Code of Federal Regulations, such listing having been verified as currently effective on the date hereof by Registrar Corp:

Product Trade Name:	**DERMAWOUND WOUND CARE- povidone-iodine ointment, 6 oz.**
Labeler:	**Wound Care USA, LLC**
Manufacturer(s):	**Westwood Laboratories, Inc.**
NDC/DLS Number:	**57554-110-06**
Registrant Contact:	**Registrar Corp** 144 Research Drive, Hampton Virginia, 23666 USA Telephone: +1-757-224-0177 • Fax: +1-757-224-0179

Registrar Corp will confirm that such listing remains effective upon request and presentation of this certificate until the end of the year shown above, unless terminated after issuance of this certificate. Registrar Corp makes no other representations or warranties, nor does this certificate make any representations or warranties to any person or entity other than the named certificate holder, for whose sole benefit it is issued. Registrar Corp assumes no liability to any person or entity in connection with the foregoing. Holder assumes all risk, releases Registrar Corp, waives, and will hold harmless and indemnify Registrar Corp from any and all claims in connection with this product, its labeling, FDA drug listing, commerce or use. Registration of a drug establishment or drug wholesaler, or assignment of a registration number, or assignment of a NDC number does not in any way denote approval of the firm or its products by the U.S. Food and Drug Administration. Any representation that creates an impression of official approval because of drug listing or the assignment of an NDC number is misleading and constitutes misbranding. The U.S. Food and Drug Administration does not issue certificates of drug listing, nor does the U.S. Food and Drug Administration recognize certificates of drug listing. Registrar Corp is not affiliated with the U.S. Food and Drug Administration.

Registrar Corp

144 Research Drive, Hampton, Virginia, 23666, USA
Telephone: +1-757-224-0177 • Fax: +1-757-224-0179
info@registrarcorp.com • www.registrarcorp.com

David Lennarz
Executive Director
Registrar Corp
Dated: December 20, 2022



2023

CERTIFICATE OF ELECTRONIC DRUG LISTING

This certifies that:

Progressive Doctors, LLC.
1642 N Coral Bells Dr
Tucson, AZ 85745-5217
United States

has listed the referenced drug product with the U.S. Food and Drug Administration pursuant to part 207 of Title 21, US Code of Federal Regulations, such listing having been verified as currently effective on the date hereof by Registrar Corp:

Product Trade Name:	**DERMAWOUND WOUND CARE VENOUS STASIS- benzocaine hydrochloride ointment, 6oz**
Labeler:	**Wound Care USA, LLC**
Manufacturer(s):	**Westwood Laboratories, Inc.**
NDC/DLS Number:	**57554-120-06**
Registrant Contact:	**Registrar Corp** 144 Research Drive, Hampton Virginia, 23666 USA Telephone: +1-757-224-0177 • Fax: +1-757-224-0179

Registrar Corp will confirm that such listing remains effective upon request and presentation of this certificate until the end of the year shown above, unless terminated after issuance of this certificate. Registrar Corp makes no other representations or warranties, nor does this certificate make any representations or warranties to any person or entity other than the named certificate holder, for whose sole benefit it is issued. Registrar Corp assumes no liability to any person or entity in connection with the foregoing. Holder assumes all risk, releases Registrar Corp, waives, and will hold harmless and indemnify Registrar Corp from any and all claims in connection with this product, its labeling, FDA drug listing, commerce or use. Registration of a drug establishment or drug wholesaler, or assignment of a registration number, or assignment of a NDC number does not in any way denote approval of the firm or its products by the U.S. Food and Drug Administration. Any representation that creates an impression of official approval because of drug listing or the assignment of an NDC number is misleading and constitutes misbranding. The U.S. Food and Drug Administration does not issue certificates of drug listing, nor does the U.S. Food and Drug Administration recognize certificates of drug listing Registrar Corp is not affiliated with the U.S. Food and Drug Administration.

Registrar Corp

144 Research Drive, Hampton, Virginia, 23666, USA
Telephone: +1-757-224-0177 • Fax: +1-757-224-0179
info@registrarcorp.com • www.registrarcorp.com

David Lennarz
Executive Director
Registrar Corp
Dated: December 20, 2022

Registrar Corp
144 Research Drive, Hampton, Virginia 23666 USA
Phone: +1-757-224-0177 * Fax: +1-757-224-0179 * Email: info@registrarcorp.com * Website: www.registrarcorp.com

January 17, 2022

Progressive Doctors, LLC.
3684 W. Flame Flower Ct
Tucson, AZ 85745
United States

Re: Labeler Code Assignment Certification

Good Day,

We attach the Certificate of Labeler Code Assignment issued by Registrar Corp verifying that your firm's electronic labeler request has been completed with the U.S. FDA.

Registrar Corp also will send you a color copy of your Certificate of Labeler Code Assignment by email. You may wish to use this electronic version to forward copies of your company's Certificate of Labeler Code Assignment to your customers and suppliers so they are aware that your company has complied with the U.S. registration and listing requirements for your drug establishment. Please note, however, that pursuant to 21 CFR § 207.77(a), "Registration of an establishment or listing of a drug does not denote approval of the establishment, the drug, or other drugs of the establishment, nor does it mean that a product may be legally marketed. Any representation that creates an impression of official approval or that a drug is approved or is legally marketable because of registration or listing is misleading and constitutes misbranding." This means the certificate does not denote endorsement or approval by the U.S. FDA, and it should not be used to suggest such an inference.

Please contact us if you have any questions or need additional help with FDA compliance.

Sincerely,

David Lennarz
President



FY2022

CERTIFICATE OF LABELER CODE ASSIGNMENT

This certifies that:

Progressive Doctors, LLC.
3684 W. Flame Flower Ct
Tucson, AZ 85745
United States

has electronically requested and received an NDC Labeler Code from the U.S. Food and Drug Administration pursuant to part 207 of Title 21, US Code of Federal Regulations, such code having been verified as currently effective on the date hereof by Registrar Corp.

DUNS® Number:	623841355
Labeler Code:	57554

Registrar Corp will confirm that such assignment remains effective upon request and presentation of this certificate until the expiration of one year from the date hereof, unless terminated after issuance of this certificate. Registrar Corp makes no other representations or warranties, nor does this certificate make any representations or warranties to any person or entity other than the named certificate holder, for whose sole benefit it is issued. Registrar Corp assumes no liability to any person or entity in connection with the foregoing. Registration of a drug establishment or drug wholesaler, or assignment of a registration number, or assignment of a NDC labeler code does not in any way denote approval of the firm or its products by the U.S. Food and Drug Administration. Any representation that creates an impression of official approval because of registration or possession of registration number or NDC number is misleading and constitutes misbranding. The U.S. Food and Drug Administration does not issue a certificate of labeler assignment, nor does the U.S. Food and Drug Administration recognize a certificate of labeler code assignment. Registrar Corp is not affiliated with the U.S. Food and Drug Administration.

Registrar Corp
144 Research Drive, Hampton, Virginia, 23666, USA
Telephone: +1-757-224-0177 • Fax: +1-757-224-0179
info@registrarcorp.com • www.registrarcorp.com

David Lennarz
Executive Director
Registrar Corp
Dated: January 17, 2022

Registrar Corp
144 Research Drive, Hampton, Virginia 23666 USA
Phone: +1-757-224-0177 * Fax: +1-757-224-0179 * Email: info@registrarcorp.com * Website: www.registrarcorp.com

January 17, 2022

Progressive Doctors, LLC.
3684 W. Flame Flower Ct
Tucson, AZ 85745
United States

Re: 2022 Electronic Drug Listing Certificates

Good Day:

We are pleased to provide the attached Certificates of Electronic Drug Listing issued by Registrar Corp. Your drug listings are now active with the U.S. FDA. Your firm's drug identified by the Certificates has been listed with the U.S. FDA in compliance with Title 21 of the United States Code of Federal Regulations (CFR). If there are any errors in the listing information on the Certificates, please notify us in writing, preferably by fax so that we may correct any problems for you.

Registrar Corp also will send you a color copy of your Certificates of Electronic Drug Listing by email. You may wish to use this electronic version to forward copies of your company's Certificate of Electronic Drug Listing to your customers and suppliers so they are aware that your company has complied with the U.S. registration and listing requirements for this drug product. Please note, however, that pursuant to 21 CFR § 207.77(a), "Registration of an establishment or listing of a drug does not denote approval of the establishment, the drug, or other drugs of the establishment, nor does it mean that a product may be legally marketed. Any representation that creates an impression of official approval or that a drug is approved or is legally marketable because of registration or listing is misleading and constitutes misbranding." This means the Certificate does not denote endorsement or approval by the U.S. FDA, and it should not be used to suggest such an inference.

Per 21 CFR § 201.2, "The National Drug Code (NDC) number is requested but not required to appear on all drug labels and in all drug labeling, including the label of any prescription drug container furnished to a consumer." Please also note, that if you revise your labeling, an updated listing must be submitted. If your company wishes to introduce another drug product into U.S. commerce, a separate listing will be required for that new drug. Registrar Corp will be pleased to update your listing or help with additional drug listings.

As your Registrant Contact, Registrar Corp will continue to serve as a communications link between the U.S. FDA and your company for your electronic submissions. If we receive any correspondence from the U.S. FDA for your company regarding your electronic submissions, we will notify you by fax, email, or phone. In addition, we will be pleased to complete electronic submissions for any drug products not already listed with the U.S. FDA which you may introduce to market.

Please contact us if you have any additional questions or need additional help with FDA compliance.

Sincerely,

David Lennarz
President



2022

CERTIFICATE OF ELECTRONIC DRUG LISTING

This certifies that:

Progressive Doctors, LLC.
3684 W. Flame Flower Ct
Tucson, AZ 85745
United States

has listed the referenced drug product with the U.S. Food and Drug Administration pursuant to part 207 of Title 21, US Code of Federal Regulations, such listing having been verified as currently effective on the date hereof by Registrar Corp:

Product Trade Name:	**DERMAWOUND WOUND CARE- povidone-iodine ointment, 6 oz.**
Labeler:	**Wound Care USA, LLC**
Manufacturer(s):	**Westwood Laboratories, Inc.**
NDC/DLS Number:	**57554-110-06**
Registrant Contact:	**Registrar Corp** 144 Research Drive, Hampton Virginia, 23666 USA Telephone: +1-757-224-0177 • Fax: +1-757-224-0179

Registrar Corp will confirm that such listing remains effective upon request and presentation of this certificate until the end of the year shown above, unless terminated after issuance of this certificate. Registrar Corp makes no other representations or warranties, nor does this certificate make any representations or warranties to any person or entity other than the named certificate holder, for whose sole benefit it is issued. Registrar Corp assumes no liability to any person or entity in connection with the foregoing. Holder assumes all risk, releases Registrar Corp, waives, and will hold harmless and indemnify Registrar Corp from any and all claims in connection with this product, its labeling, FDA drug listing, commerce or use. Registration of a drug establishment or drug wholesaler, or assignment of a registration number, or assignment of a NDC number does not in any way denote approval of the firm or its products by the U.S. Food and Drug Administration. Any representation that creates an impression of official approval because of drug listing or the assignment of an NDC number is misleading and constitutes misbranding. The U.S. Food and Drug Administration does not issue certificates of drug listing, nor does the U.S. Food and Drug Administration recognize certificates of drug listing. Registrar Corp is not affiliated with the U.S. Food and Drug Administration.

Registrar Corp
144 Research Drive, Hampton, Virginia, 23666, USA
Telephone: +1-757-224-0177 • Fax: +1-757-224-0179
info@registrarcorp.com • www.registrarcorp.com

David Lennarz
Executive Director
Registrar Corp
Dated: January 17, 2022



2022

CERTIFICATE OF ELECTRONIC DRUG LISTING

This certifies that:

Progressive Doctors, LLC.
3684 W. Flame Flower Ct
Tucson, AZ 85745
United States

has listed the referenced drug product with the U.S. Food and Drug Administration pursuant to part 207 of Title 21, US Code of Federal Regulations, such listing having been verified as currently effective on the date hereof by Registrar Corp:

Product Trade Name:	**DERMAWOUND WOUND CARE VENOUS STASIS- benzocaine hydrochloride ointment, 6oz**
Labeler:	**Wound Care USA, LLC**
Manufacturer(s):	**Westwood Laboratories, Inc.**
NDC/DLS Number:	**57554-120-06**
Registrant Contact:	**Registrar Corp** 144 Research Drive, Hampton Virginia, 23666 USA Telephone: +1-757-224-0177 • Fax: +1-757-224-0179

Registrar Corp will confirm that such listing remains effective upon request and presentation of this certificate until the end of the year shown above, unless terminated after issuance of this certificate. Registrar Corp makes no other representations or warranties, nor does this certificate make any representations or warranties to any person or entity other than the named certificate holder, for whose sole benefit it is issued. Registrar Corp assumes no liability to any person or entity in connection with the foregoing. Holder assumes all risk, releases Registrar Corp, waives, and will hold harmless and indemnify Registrar Corp from any and all claims in connection with this product, its labeling, FDA drug listing, commerce or use. Registration of a drug establishment or drug wholesaler, or assignment of a registration number, or assignment of a NDC number does not in any way denote approval of the firm or its products by the U.S. Food and Drug Administration. Any representation that creates an impression of official approval because of drug listing or the assignment of an NDC number is misleading and constitutes misbranding. The U.S. Food and Drug Administration does not issue certificates of drug listing, nor does the U.S. Food and Drug Administration recognize certificates of drug listing. Registrar Corp is not affiliated with the U.S. Food and Drug Administration.

Registrar Corp
144 Research Drive, Hampton, Virginia, 23666, USA
Telephone: +1-757-224-0177 • Fax: +1-757-224-0179
info@registrarcorp.com • www.registrarcorp.com

David Lennarz
Executive Director
Registrar Corp
Dated: January 17, 2022